Securities	12 Months Ended
Dec. 31, 2011
Securities [Abstract]
Securities

Note 2 – Securities

The amortized cost and fair value of securities, with gross unrealized gains and losses, follows at December 31, 2011 and 2010 (000s omitted):

2011	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U. S. Government agency securities	$2,347	$9	$(2)	$2,354
Municipal securities	709	16	(4)	721
Mortgage backed securities	1,145	113	—	1,258
Corporate bonds	250	12	—	262

Sub-Total Available for Sale	$4,451	$150	$(6)	$4,595
FHLB Stock	170	—	—	170

Total Securities	$4,621	$150	$(6)	$4,765

2010	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
U. S. Government agency securities	$1,350	$11	$—	$1,361
Municipal securities	650	7	—	657
Mortgage backed securities	837	91	—	928
Corporate bonds	250	4	—	254

Sub-Total Available for Sale	$3,087	$113	$—	$3,200
FHLB Stock	160	—	—	160

Total Securities	$3,247	$113	$—	$3,360

As of December 31, 2011 and 2010, all securities are classified as available for sale. Unrealized gains and losses within the investment portfolio are determined to be temporary. The Bank has performed an analysis of the portfolio for other than temporary impairment and concluded no losses are required to be recognized. Management has no specific intent to sell any securities and it is not more likely than not the Bank will be required to sell any securities before recovery of the cost basis. Management expects to collect all amounts due according to the contractual terms of the security. The unrealized losses reported in the Bank’s investment portfolio are the result of changes in interest rates. The Bank expects to recover the amortized cost of the investment and the length of time the securities have been in a loss position is less than 12 months. The Corporation had three individual securities with gross unrealized losses totaling $6,000 at December 31, 2011 while there were none at December 31, 2010.

Total securities representing $0 and $1,450,000 as of December 31, 2011 and 2010 were pledged to secure public deposits from the State of Michigan. At December 31, 2011, securities with a market value of $3.6 million were pledged to the Federal Home Loan Bank of Indianapolis as collateral to access funding.

Federal Home Loan Bank stock is restricted and can only be sold back to the Federal Home Loan Bank. The carrying value of the stock approximates its fair value.

The amortized cost and estimated fair value of all securities at December 31, 2011, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations without call or prepayment penalties. The contractual maturities of securities are as follows (000s omitted):

	Amortized Cost	Estimated Fair Value
Due in one year or less	$2,000	$1,998
Due in one year through five years	2,451	2,597
Due in five years through ten years	—	—
Due after ten years	—	—

Total	$4,451	$4,595

For the year ended December 31, 2011, proceeds from called securities was $1,200,000. There were no realized gains or losses in 2011. For the year ended December 31, 2010 proceeds from called securities was $3,265,000 and gross realized gains amounted to $237, no losses were recognized. There were no sales of securities in 2011 or 2010. For the year ended December 31, 2009, proceeds from sales of securities available for sale amounted to $2,999,000. Realized gains amounted to $3,028 and gross realized losses amounted to $0 in 2009.